Q4 2024 EARNINGS SUPPLEMENT FEBRUARY 27, 2024

LEGAL DISCLAIMER This earnings supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, estimates of future EBITDA, the timing and performance of new store openings, future reductions in cost of capital and leverage ratio, our ability to conduct future accretive acquisitions and our pipeline of new store locations. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this earnings supplement. 2

Q4 2024 HIGHLIGHTS 3 7.4% Sales Decline (1) System-Wide -1.6% SSS Decline (2) System-Wide 30 New Store Openings (3) Q4 2024 $145.3mm Total Revenue Q4 2024 $14.4mm Adj. EBITDA (4) Q4 2024 $580.2mm System-Wide Sales (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. Fiscal fourth quarter 2024 included 13 weeks while fiscal third quarter 2023 included 14. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q4 2024 HIGHLIGHTS 4 3.1% Sales Growth (1) System-Wide -2.5% SSS Decline (2) System-Wide 92 New Store Openings (3) YTD Q4 2024 $592.7mm Total Revenue YTD Q4 2024 $62.4mm Adj. EBITDA (4) YTD Q4 2024 $2,401.2mm System-Wide Sales (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q4 2024 RESULTS 5 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. 2Q 2023 includes $12.7 million related to Employee Retention Tax Credits and 2Q 2024 includes $2.1 million related to Employee Retention Tax Credits. Royalties $94.0mm $90.0mm YTD Q4 2023 53-weeks YTD Q4 2024 52-weeks Systemwide Sales Revenue $480.5mm $592.7mm YTD Q4 2023 53-weeks YTD Q4 2024 52-weeks Adj. EBITDA (1) $91.2mm $62.4mm YTD Q4 2023 53-weeks YTD Q4 2024 52-weeks $2,327.9mm $2,401.2mm YTD Q4 2023 53-weeks YTD Q4 2024 52-weeks

2025 STRATEGIC FOCUS

Accelerate
Build-Out of 1,000+
Unit New Store Pipeline

Maintain
Strong
Liquidity

Grow Factory Production
to Utilize ~60% Excess Capacity via
Expanded Organic Channels
& 3rd Party Dough & Mix
Manufacturing

Drive Adj. EBITDA Growth
~$10mm from New Stores
~$5mm from Factory

Continue to Build
Net Asset Value
for Future Liquidity
(Debt Reduction) Event

Re-franchise Fazoli's
57 Company-Owned
Restaurants

FRESH. AUTHENTIC. TASTY. 6

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(In thousands, except share and per share data)	Fiscal Quarter Ended		Fiscal Year Ended	
	Thirteen Weeks Ended December 29, 2024	Fourteen Weeks Ended December 31, 2023	Fifty-Two Weeks Ended December 29, 2024	Fifty-Three Weeks Ended December 31, 2023
Revenue				
Royalties	$ 22,416	$ 24,869	$ 90,035	$ 94,036
Restaurant sales	100,893	111,072	413,480	299,029
Advertising fees	9,903	10,510	39,473	39,490
Factory revenues	9,351	9,810	37,949	37,983
Franchise fees	1,317	937	6,487	4,979
Other revenue	1,400	1,438	5,228	4,940
Total revenue	145,280	158,636	592,652	480,457
Costs and expenses				
General and administrative expense	34,521	30,298	128,564	93,117
Cost of restaurant and factory revenues	97,176	105,130	393,131	282,887
Depreciation and amortization	10,352	9,914	41,528	31,131
Impairment of goodwill and other intangible assets	30,600	500	30,600	500
Refranchising loss	109	2,127	1,949	2,873
Advertising fees	11,825	13,811	49,100	47,619
Total costs and expenses	184,583	161,779	644,872	458,127
(Loss) income from operations	(39,303)	(3,144)	(52,220)	22,330
Other (expense) income, net				
Interest expense	(30,262)	(28,925)	(120,580)	(99,342)
Interest expense related to preferred shares	(4,416)	(4,417)	(17,670)	(18,189)
Net gain (loss) on extinguishment of debt	(2,226)	325	(1,798)	(2,397)
Other (expense) income, net	468	1,096	(332)	1,233
Total other expense, net	(36,436)	(31,921)	(140,380)	(118,695)
Loss before income tax benefit	(75,739)	(35,065)	(192,600)	(96,365)
Income tax benefit	(8,321)	(8,827)	(2,753)	(6,255)
Net loss	$ (67,418)	$ (26,238)	$ (189,847)	$ (90,110)
Net loss	$ (67,418)	$ (26,238)	$ (189,847)	$ (90,110)
Dividends on preferred shares	(2,043)	(1,832)	(7,779)	(7,007)
	$ (69,461)	$ (28,070)	$ (197,626)	$ (97,117)
Basic and diluted loss per common share	$ (4.06)	$ (1.68)	$ (11.60)	$ (5.85)
Basic and diluted weighted average shares outstanding	17,113,424	16,675,096	17,041,888	16,599,015
Cash dividends declared per common share	$ 0.14	$ 0.14	$ 0.56	$ 0.56

11

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Fiscal Quarter Ended Fiscal Year Ended Thirteen Weeks Ended Fourteen Weeks Ended Fifty-Two Weeks Ended Fifty-Three Weeks Ended (In thousands) December 29, 2024 December 31, 2023 December 29, 2024 December 31, 2023 Net loss $ (67,418) $ (26,238) $ (189,847) $ (90,110) Interest expense, net 34,678 33,342 138,250 117,531 Income tax benefit (8,321) (8,827) (2,753) (6,255) Depreciation and amortization 10,352 9,914 41,528 31,131 EBITDA (30,709) 8,191 (12,822) 52,297 Bad debt expense (recovery) 242 2,868 1,029 (9,827) Share-based compensation expenses 369 947 2,330 3,615 Non-cash lease expenses (130) 535 1,656 1,766 Store closure expense 5,010 — 5,010 — Refranchising loss 109 2,127 1,949 2,873 Litigation costs 4,184 8,832 22,018 28,280 Severance — 341 425 1,377 Net loss related to advertising fund deficit 1,762 1,946 6,747 6,310 Net loss (gain) on extinguishment of debt 2,224 (325) 1,798 2,397 Impairment losses 30,600 1,006 30,600 1,006 Pre-opening expenses 697 564 1,632 1,136 Adjusted EBITDA $ 14,358 $ 27,032 $ 62,372 $ 91,230

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

(In thousands, except share and per share data)	Fiscal Quarter Ended December 29, 2024	Fiscal Quarter Ended December 31, 2023	Fiscal Year Ended December 29, 2024	Fiscal Year Ended December 31, 2023
Net loss	$ (67,418)	$ (26,238)	$ (189,847)	$ (90,110)
Refranchising loss	109	2,127	1,949	2,873
Store closure expense	5,010	—	5,010	—
Net loss (gain) on extinguishment of debt	2,224	(325)	1,798	2,397
Impairment losses	30,600	1,006	30,600	1,006
Litigation costs	4,184	8,832	22,018	28,280
Severance	—	341	425	1,377
Tax adjustments, net (1)	(4,628)	(3,016)	(883)	(2,332)
Adjusted net loss	$ (29,919)	$ (17,273)	$ (128,930)	$ (56,509)
Net loss	$ (67,418)	$ (26,238)	$ (189,847)	$ (90,110)
Dividends on preferred shares	(2,043)	(1,832)	(7,779)	(7,007)
	$ (69,461)	$ (28,070)	$ (197,626)	$ (97,117)
Adjusted net loss	$ (29,919)	$ (17,273)	$ (128,930)	$ (56,509)
Dividends on preferred shares	(2,043)	(1,832)	(7,779)	(7,007)
	$ (31,962)	$ (19,105)	$ (136,709)	$ (63,516)
Loss per basic and diluted share	$ (4.06)	$ (1.68)	$ (11.60)	$ (5.85)
Adjusted net loss per basic and diluted share	$ (1.87)	$ (1.15)	$ (8.02)	$ (3.83)
Weighted average basic and diluted shares outstanding	17,113,424	16,675,096	17,041,888	16,599,015

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

FAT BRANDS FRESH. AUTHENTIC. TASTY.

V

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509